 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 24, 2019
HERC HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27500 Riverview Center Blvd.
Bonita Springs, Florida 34134
(Address of principal executive offices, including zip code)

(239) 301-1000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

On June 24, 2019, Herc Holdings Inc. (the “Company”) issued a press release announcing a proposed private offering of senior unsecured notes (the “Offering”), and a subsequent press release announcing the pricing of $1.2 billion aggregate principal amount of 5.5% Senior Notes due 2027 (the “Notes”), copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively.

On June 25, 2019, the Company issued a press release announcing that its subsidiary, Herc Rentals Inc. (“Herc”), has issued notices of redemption with respect to all $864.5 million aggregate principal amount of its outstanding senior secured second priority notes (the “Redemption”), a copy of which press release is attached hereto as Exhibit 99.3. The Redemption is subject to, and conditioned upon, the completion of the Offering, both of which are expected to occur on July 9, 2019.

Following the Offering, the Company expects to refinance Herc’s asset-backed revolving credit agreement in order to, among other things, add Herc Holdings Inc. as a borrower, extend the maturity date from 2021 to 2024 and allow the U.S. borrowers to borrow thereunder based on the value of assets owned by Canadian subsidiaries that are included in the borrowing base. The aggregate principal amount of the commitments under the ABL Credit Facility will remain unchanged. There can be no assurances that the Company will refinance the ABL Credit Facility on the terms described herein or at all.

This report contains statements that are not statements of historical fact, but instead are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expectations regarding the completion of the Offering and the Redemption, and the refinancing of the ABL Credit Facility and the terms thereof. Readers are cautioned not to place undue reliance on these statements, which speak only as of the date hereof. There are a number of risks, uncertainties and other important factors that could cause actual results to differ materially from those suggested by the forward-looking statements, including the risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 under Item 1A “Risk Factors,” and in its other filings with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number        Description

Exhibit 99.1	Press Release of Herc Holdings Inc. dated June 24, 2019 announcing proposed private offering of senior unsecured notes.

Exhibit 99.2	Press Release of Herc Holdings Inc. dated June 24, 2019 announcing pricing of senior unsecured notes.

Exhibit 99.3	Press Release of Herc Holdings Inc. dated June 25, 2019 announcing redemption of senior secured second priority notes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERC HOLDINGS INC.
(Registrant)

By:	/s/ MARK IRION
Name:	Mark Irion
Title:	Senior Vice President and Chief Financial Officer
Date: June 25, 2019